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Exhibit 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-102148 of Coastcast Corporation on Form S-8 of our reports dated February 28, 2003, appearing in this Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 2002.

/s/  DELOITTE & TOUCHE LLP

Los Angeles, California
March 21, 2003

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Exhibit 23
INDEPENDENT AUDITORS' CONSENT